                                                                   Exhibit 99.1


                         FIFTH AMENDMENT TO AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT

         This is a Fifth Amendment to Amended and Restated Loan and Security Agreement and (this "Agreement") made this 16th day of December, 2002, among HOLIDAY RV SUPERSTORES, INC., ("Holiday RV") a Delaware corporation, HOLIDAY RV SUPERSTORES OF SOUTH CAROLINA, INC., a South Carolina corporation, HOLIDAY RV SUPERSTORES WEST, INC., a California corporation, COUNTY LINE SELECT CARS, INC., a Florida corporation ("County Line"), HALL ENTERPRISES, INC., a Kentucky corporation, and HOLIDAY RV SUPERSTORES OF NEW MEXICO, INC., a New Mexico corporation (singularly, a "Borrower" and collectively, "Borrowers"); HOLIDAY RV RENTAL/LEASING, INC., a Florida corporation, LITTLE VALLEY AUTO & RV SALES, INC., a West Virginia corporation, HOLIDAY RV ASSURANCE SERVICE, INC., F/K/A HOLIDAY RV ASSURANCE CORPORATION, a Florida corporation, and RECREATION USA INSURANCE CORPORATION, a Florida corporation, HOLIDAY RV'S INSURANCE AGENCY, INC., an Arizona corporation (singularly, a "Guarantor" and collectively "Guarantors"); and AGHI FINANCE CO, LLC., a Delaware limited liability company ("Lender").


                                    RECITALS

         WHEREAS, prior to March 8, 2001, Borrowers, Guarantors, and Banc of America Specialty Finance, Inc., a North Carolina corporation ("Specialty") and Bank of America, N.A., a national banking association (the "Bank" and collectively with Specialty called the "Prior Lender") were parties to certain credit facilities.

         WHEREAS, Borrowers requested an amended and restated credit facility from the Prior Lender, and on or about March 8, 2001, Borrowers and Guarantors entered into that certain Amended and Restated Loan and Security Agreement.

         WHEREAS, on or about June 18, 2001, the Prior Lender, Borrowers and Guarantors entered into a First Amendment to the Amended and Restated Loan and Security Agreement.

         WHEREAS, on or about January 10, 2002, the Prior Lender and Borrowers and Guarantors entered into that certain Second Amendment to Amended and Restated Loan and Security Agreement and Forbearance Agreement.

         WHEREAS, on or about March 15, 2002, the Prior Lender and Borrowers and Guarantors entered into that certain Third Amendment to Amended and Restated Loan and Security Agreement and Forbearance Agreement.

         WHEREAS, on or about November 11, 2002, the Prior Lender and Borrowers and Guarantors entered into that certain Fourth Amendment to Amended and Restated Loan and Security Agreement and Forbearance Agreement Extension (the "Fourth Amendment").

         WHEREAS, all capitalized terms used herein and not otherwise defined shall have the


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
meanings given in the Amended and Restated Loan and Security Agreement, First Amendment to the Amended and Restated Loan and Security Agreement, the Second Amendment to the Amended and Restated Loan and Security Agreement and Forbearance Agreement, the Third Amendment to Amended and Restated Loan and Security Agreement and Forbearance Agreement and the Fourth Amendment (collectively, the "Amended Loan Agreement").

         WHEREAS, the Lender have purchased all rights title and interest of the Prior Lender under the Amended Loan Agreement and the obligations of Borrowers thereunder.

         WHEREAS, Lender has valid, perfected liens and security interests in the Collateral.

         WHEREAS, the term "Loan Documents" shall include this Agreement, the Fourth Amendment, and the Third Amendment to Amended and Restated Loan and Security Agreement and Forbearance Agreement, and Borrowers and Guarantors reaffirm the Recitals contained therein.

         WHEREAS, as of the date hereof, the following principal, non-default interest, fees and other amounts were due and owing to Lender under the Loan Documents (the "Current Outstanding Amounts"):

         Principal                                    $7,800,000.00
         Interest at non-default rate                 $        0
         Other fees                                   $        0
         Attorneys fees and other costs               $        0

         WHEREAS, the above-stated amounts of principal and interest plus all other fees due under the Loan Documents, including attorneys' fees and costs, and the obligations of Borrower under the promissory note dated November 11, 2002 (the "Holding Note") in the original principal amount of $3,300,000 payable to Holding or its assigns shall be collectively called the "Liabilities." The Liabilities continue to be and shall be secured by the Collateral.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers and Guarantors hereby agree with Lender as follows:

                                   AGREEMENT

                         ARTICLE 1 - GENERAL PROVISIONS

         1.1      Recitals.

         The above Recitals are incorporated herein as if fully set out below.

         1.2      No Novation.

         This Agreement does not novate or supercede the Loan Documents and only supplements them, and Borrowers and Guarantors reaffirm and ratify the terms, conditions and covenants of the Loan Documents, including but not limited to the Amended Loan Agreement, and the liens and security interests granted therein and agree that, except as expressly otherwise provided herein, their terms, conditions, and covenants shall remain in full force and effect.

         1.3      Acknowledgements.

                  (a) Borrowers and Guarantors acknowledge that Purchaser has acquired all right, title and interest of the Prior Lender in the Amended Loan Agreement and that the Currently Outstanding Amounts set forth above are due and owing under the Amended Loan Agreement.

                  (b) Borrowers and Guarantors acknowledge and agree that, by virtue of this Agreement, Holding shall be a Lender under the Amended Loan Agreement, the Guaranties and the other Loan Papers, and the obligations of Borrower under the Holding Note shall constitute one of the Liabilities secured by the Collateral.

                  (c) All amounts outstanding under the Loan Documents (including the Holding Note by virtue of this Agreement) and this Agreement shall be and are secured by a first lien and security interest in all of the property pledged to Lender by the Borrowers and Guarantors, including but not limited to the Collateral, Deposit Accounts, Inventory, Equipment, Fixtures, Accounts, Chattel Paper, and the replacements, substitutions, additions and proceeds thereof.

         1.4      Affirmation, Release and Waiver.

         Borrowers and Guarantors affirm, acknowledge and agree that the obligations of Borrowers and Guarantors under the Loan Documents are the valid and binding obligations of each such Borrower and Guarantor. Further, each of Borrowers and Guarantors represents and warrants that, as of the date hereof, there is no claim, counterclaim, setoff, or defense to the Loan Documents or Lender's exercise of any right or remedy available to Lender under any Loan Documents or at law or in equity. Borrowers and Guarantors waive and affirmatively agree not to allege or otherwise pursue any and every defense, affirmative defense, counterclaim, cause of action, setoff or other right that they have or may have as of the date hereof, whether known or unknown, legal or equitable, including, without limitation, any contest of (a) any defaults; (b) any provisions of any Loan Documents; (c) the rights of Lender in all of the Collateral and all products and proceeds thereof; (d) the security interest of Lender in any property, whether real or personal, tangible or intangible, or any right or other interest, now or hereafter arising in connection with the Collateral; or (e) the conduct of Lender in administering any financing arrangement by and among Borrowers, Guarantors and Lender, or any of them.

1.5      Corporate Authorization.

         Each of Borrowers and Guarantors represents and warrants that it has taken all corporate action, including any approval of its respective shareholders and directors, necessary to its execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of their respective obligations hereunder, and each of them has


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
entered into this Agreement fully understanding its terms and conditions and voluntarily and without duress and with the advice of counsel.

                    ARTICLE II - AMENDMENTS TO LOAN DOCUMENTS

         2.1      Definitions.

         From and after the date hereof, the terms "Commitment" and "Termination Date" in Section 1.01 of the Amended Loan Agreement is amended in their entirety as follows:

                  (a) The term "Commitment" shall mean the principal amount of the Liabilities outstanding on the date the Fifth Amendment to the Amended Loan Agreement was executed and giving effect to such amendment, to wit $7,800,000.00.

                  (b)      The term "Termination Date" shall mean November 15,
         2004.

         2.2      Advances.

         From and after the date hereof, Section 2.02 of the Amended Loan Agreement is amended in its entirety as follows:

                  2.02. MAKING ADVANCES. From and after the date of this Agreement, there shall be no further advances. Borrowers and Guarantors acknowledge and agree that the amount of the Advances on the date of this Agreement is the amount of the Commitment as defined above.

         2.3      Interest Rate.

         From and after the date hereof, the first and second sentences in
Section 2.04 of the Amended Loan Agreement is amended in their entirety as follows:

         All Advances shall bear interest at a per annum rate equal to twelve and three-quarters percent (12.75%).

         From and after the date hereof, the third and fourth sentences in
Section 2.04 of the Amended Loan Agreement is amended in their entirety as follows:

         During the existence of an Event of Default prior to maturity of the obligations to Lender or acceleration thereof, at the option of Lender, amounts owing for Advances shall bear interest at a per annum rate equal to twelve and three-quarters percent (12.75%), due and payable on demand.

         2.4      Deletion of Certain Provisions.

         From and after the date hereof, Sections 2.03(d), 2.03(e), 3.03 and
4.05 of the Amended Loan Agreement are hereby deleted.


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
         2.5      Limitations on Debt and Leases. The second paragraph of
Section 6.02 of the Amended Loan Agreement is hereby deleted.

         2.6 Waiver of $150,000 Fee. Lender hereby waives the fee in the amount of $150,000 under Section 5.1(b) of the Fourth Amendment.

         2.7      Notices.

         The addresses for any notices pursuant to Section 8.01 shall be as follows:

                  (a)      If to Borrowers, Subsidiaries or Guarantors:

                           c/o Holiday RV Superstores, Inc.
                           200 East Broward Boulevard, Suite 920
                           Ft. Lauderdale, FL 33301
                           Fax:  (954) 522-9906
                           Attention:  Chief Financial Officer

                           With a copy to:

                           David I. Beckett
                           Akerman Senterfitt & Eidson
                           222 Lakeview Avenue, Suite 400
                           West Palm Beach, FL 33401
                           Fax:  (561) 659-6313

                  (b)      If to Lender:

                           AGhI Finance Co, LLC
                           2575 Vista Del Mar Drive
                           Ventura, CA  93001
                           Fax:  (805) 667-4151
                           Attention:  Paul E. Schedler, Vice President

                           With a copy to:

                           Andris A. Baltins
                           Kaplan, Strangis and Kaplan, P.A.
                           5500 Wells Fargo Center
                           90 South Seventh Street
                           Minneapolis, MN 55402
                           Fax:  (612) 375-1143


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
                          ARTICLE III - MISCELLANEOUS

         3.1      Attorney Fees and Costs.

         Borrowers and Guarantors agree to be liable for the actual attorneys' fees and expenses (including but not limited to audit fees, appraisals, security, receiver fees) incurred by Lender: (a) in connection with the defaults, negotiating, drafting, and closing this Agreement up to the amount of $40,000.00 ("Lender's Expenses"), and (b) after execution of this Agreement in connection with the enforcement of Lender's rights and remedies, including fees and expenses incurred in collecting or liquidating the Collateral. Borrowers and Guarantors agree to pay Lender's Expenses on the date hereof.

         3.2      Joinder By Guarantors.

         Guarantors consent to and join in this Agreement and agree to be bound by its terms and conditions.

         3.3      Binding Effect.

         This Agreement constitutes the entire understanding and agreement between the parties hereto, and shall be binding on the successors and assigns of each of Borrowers and Guarantors and shall inure to the benefit of Lender and its successors and assigns.

         3.4      Counterparts.

         This Agreement may be executed in counterpart and each of the counterparts shall be effective and enforceable.

         3.5      Waiver of Jury Trial.

         THE PARTIES HEREBY WAIVE ANY RIGHT TO JURY TRIAL WITH RESPECT TO ANY DISPUTE ARISING OUT OF THIS AGREEMENT AND AGREE THAT ANY LITIGATION ARISING OUT OF OR PERTAINING TO THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE CIRCUIT COURT FOR HILLSBOROUGH COUNTY, FLORIDA EXCEPT WITH RESPECT TO ACTIONS REQUIRED TO BROUGHT IN THE JURISDICTION WHERE COLLATERAL IS LOCATED FOR PURPOSES OF ENFORCING RIGHTS AGAINST THAT COLLATERAL.

         3.6      Indemnification by Borrowers and Guarantors.

         BORROWERS AND GUARANTORS, JOINTLY AND SEVERALLY, AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS LENDER, ITS AFFILIATES, AND ALL OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS, SUCCESSORS, ATTORNEYS AND ASSIGNS, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, COSTS, EXPENSES AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ANY OF THEM IN ANY WAY RELATING TO OR ARISING OUT OF ANY LOAN PAPERS, ANY TRANSACTION RELATED HERETO OR THERETO, OR

ANY ACT, OMISSION OR TRANSACTION OF ANY BORROWER, ANY SUBSIDIARY, ANY GUARANTOR OR ANY OF THEIR AFFILIATES, OR ANY OF THEIR DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR REPRESENTATIVES; PROVIDED, HOWEVER, THAT BORROWERS SHALL NOT INDEMNIFY, DEFEND AND HOLD HARMLESS ANY INDEMNIFIED PERSON FOR LOSSES OR DAMAGES THAT COMPANY PROVES WERE CAUSED BY SUCH PERSON'S WILLFUL MISCONDUCT, GROSS NEGLIGENCE OR OTHER NEGLIGENCE. LENDER SHALL NOT BE LIABLE TO ANY BORROWER OR ANY SUBSIDIARY OR ANY GUARANTOR FOR ANY CONSEQUENTIAL DAMAGES. This indemnity shall survive repayment of Borrowers' obligations to Lender.

         3.7      Bankruptcy.

         AS A MATERIAL INDUCEMENT TO THE AGREEMENTS OF LENDER IN THIS AGREEMENT, BORROWERS AND GUARANTORS AGREE THAT IN THE EVENT THAT ANY BORROWER OR ANY GUARANTOR IS THE SUBJECT OF ANY INSOLVENCY, BANKRUPTCY, RECEIVERSHIP, DISSOLUTION, REORGANIZATION OR SIMILAR PROCEEDING, FEDERAL OR STATE, VOLUNTARY OR INVOLUNTARY, UNDER ANY PRESENT OR FUTURE LAW OR ACT, LENDER IS ENTITLED TO THE AUTOMATIC AND ABSOLUTE LIFTING OF ANY AUTOMATIC STAY AS TO THE ENFORCEMENT OF ITS REMEDIES UNDER THIS AGREEMENT AGAINST ANY COLLATERAL OR SECURITY INTEREST GRANTED TO LENDER OR AGAINST ANY ACCOUNT OF ANY BORROWER OR ANY GUARANTOR INCLUDING SPECIFICALLY, BUT NOT LIMITED TO THE STAY IMPOSED BY
SECTION 362 OF THE UNITED STATES BANKRUPTCY CODE, AS AMENDED, OR ANY SIMILAR STATE LAW AND, TO ACCOMPLISH SUCH PURPOSES, BORROWERS AND GUARANTORS AGREE TO THE FULL EXTENT PERMITTED BY LAW NOT TO SEEK TO TAKE ADVANTAGE OF ANY APPRAISEMENT, VALUATION, STAY OR EXTENSION LAW NOW OR HEREAFTER IN FORCE, IN ORDER TO PREVENT OR HINDER THE ENFORCEMENT OF THIS AGREEMENT OR THE PROVISIONS OF THIS AGREEMENT. BORROWERS AND GUARANTORS HEREBY CONSENT TO THE IMMEDIATE LIFTING OF ANY SUCH AUTOMATIC STAY, AND WILL NOT CONTEST ANY MOTION BY LENDER TO LIFT SUCH STAY. BORROWERS AND GUARANTORS AGREE TO EXECUTE ALL DOCUMENTATION NECESSARY TO WAIVE OR PROVIDE FOR RELIEF FROM ANY STAY PROVISIONS UNDER ANY FEDERAL OR STATE LAW.

         3.8      Release of Claims.

         AS A MATERIAL INDUCEMENT TO THE AGREEMENTS OF LENDER IN THIS AGREEMENT, BORROWERS AND GUARANTORS, ON BEHALF OF ITSELF AND ITS SUCCESSORS AND ASSIGNS, DO HEREBY FULLY RELEASE AND FOREVER DISCHARGE LENDER, THEIR RESPECTIVE SUCCESSORS IN INTEREST, ASSIGNS, OFFICERS, DIRECTORS, STOCKHOLDERS, AGENTS, SERVANTS, EMPLOYEES, SUBSIDIARIES AND AFFILIATES, OF AND FROM ANY AND ALL PAST, PRESENT OR FUTURE CLAIMS, DEMANDS, OBLIGATIONS, ACTIONS, CAUSES OF ACTION, RIGHTS, DAMAGES, COSTS, EXPENSES AND COMPENSATION OF ANY NATURE WHATSOEVER, WHETHER BASED ON A TORT, CONTRACT, STATUTORY LIABILITY OR ANY OTHER THEORY OF RECOVERY, WHICH ANY BORROWER OR ANY

GUARANTOR NOW HAS OR MAY HEREAFTER ACCRUE OR OTHERWISE ACQUIRE, FOR OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER OCCURRING UP TO THE DATE OF THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                                                       "BORROWERS"

                                             HOLIDAY RV SUPERSTORES, INC.

                                             By
                                               --------------------------------
                                               Marcus A. Lemonis,
                                               Chief Executive Officer


                                             HOLIDAY RV SUPERSTORES OF SOUTH
                                             CAROLINA, INC.

                                             By
                                               --------------------------------
                                               Marcus A. Lemonis,
                                               Chief Executive Officer


                                             HOLIDAY RV SUPERSTORES WEST, INC.

                                             By
                                               --------------------------------
                                               Marcus A. Lemonis,
                                               Chief Executive Officer


                                             HOLIDAY RV SUPERSTORES OF NEW
                                             MEXICO, INC.

                                             By
                                               --------------------------------
                                               Marcus A. Lemonis,
                                               Chief Executive Officer


                                             HALL ENTERPRISES, INC.

                                             By
                                               --------------------------------
                                               Marcus A. Lemonis,
                                               Chief Executive Officer


                                                      "GUARANTORS"


                                             HOLIDAY RV RENTAL/LEASING, INC.

                                             By
                                               --------------------------------
                                               Marcus A. Lemonis,
                                               Chief Executive Officer

                                             LITTLE VALLEY AUTO & RV SALES, INC.

                                             By
                                               --------------------------------
                                               Marcus A. Lemonis,
                                               Chief Executive Officer


                                             HALL ENTERPRISES, INC.

                                             By
                                               --------------------------------
                                               Marcus A. Lemonis,
                                               Chief Executive Officer


                                             HOLIDAY RV ASSURANCE SERVICE,
                                             INC., F/K/A HOLIDAY RV ASSURANCE
                                             CORPORATION

                                             By
                                               --------------------------------
                                               Marcus A. Lemonis,
                                               Chief Executive Officer


                                             RECREATION USA INSURANCE
                                             CORPORATION

                                             By
                                               --------------------------------
                                               Marcus A. Lemonis,
                                               Chief Executive Officer


                                             HOLIDAY RV'S INSURANCE AGENCY, INC.

                                             By
                                               --------------------------------
                                               Marcus A. Lemonis,
                                               Chief Executive Officer


                                                          "LENDER"

                                             AGHI FINANCE CO, LLC


                                             By
                                               --------------------------------
                                               Paul Schedler, Vice President


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